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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Act of 1934


     Date of Report (Date of earliest event reported) November 23, 1998



                            CALUMET BANCORP, INC.
           (Exact name of registrant as specified in its charter)


                          ____________________________


Delaware                               0-19829               36-3785272
(State or other jurisdiction           (Commission           (I.R.S. Employee
of incorporation)                      File Number)          Identification No.)


1350 E. Sibley Boulevard                                       60419
Dolton, Illinois                                               (Zip Code)



      Registrant's telephone number, including area code (708) 841-9010





                               Not Applicable
         (Former name or former address, if changes since last year)


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Item 5  Other Events
        ------------

     On November 23, 1998, the Registrant issued a press release announcing recent developments in connection with its pending acquisition by FBOP Corporation. A copy of the press release as such is filed by exhibit hereto and the text of same is hereby incorporated by reference.



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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CALUMET BANCORP, INC.
                                                (Registrant)


Date:  December 1, 1998

                                                /s/ John Garlanger
                                                ------------------------------
                                                John Garlanger



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                                EXHIBIT TABLE


DESCRIPTION                                                    EXHIBIT NO.
-----------                                                    ----------

Press Release Issued November 23, 1998                              1